                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:Beyond.comCorporation               CASE NO.      02-50441
                                                        --------

                                          CHAPTER 11
                                          MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)
---------------------------------------

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:   Mar-02                                 PETITION DATE:   01/24/02
                    ------                                                  --------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ________ the Office of the U.S. Trustee or the Court has approved the Cash
     Basis of Accounting for the Debtor).
     Dollars reported in $1

                                                              END OF CURRENT     END OF PRIOR      AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                  MONTH           MONTH              FILING
                                                              --------------     ------------      --------------
     a. Current Assets                                          $29,892,720       $33,232,833
                                                                -----------       -----------
     b. Total Assets                                            $34,954,482       $38,294,490
                                                                -----------       -----------       ------------
     c. Current Liabilities                                     $22,081,318       $23,770,304
                                                                -----------       ------------
     d. Total Liabilities                                       $62,949,677       $64,686,928
                                                                -----------       -----------       ------------

                                                                                                     CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH     CURRENT MONTH      PRIOR MONTH       (CASE TO DATE)
                                                              -------------      ------------      --------------

     a. Total Receipts                                          $4,077,531        $2,098,461         $6,175,992
                                                                ----------        ----------         ----------
     b. Total Disbursements                                     $2,633,725        $2,985,249         $5,618,974
                                                                ----------        ----------         ----------
     c. Excess (Deficiency) of Receipts Over
        Disbursements (a - b)                                   $1,443,806         ($886,788)          $557,018
                                                                ----------        ----------         ----------
     d. Cash Balance Beginning of Month                         $4,293,302        $5,180,090         $5,180,090
                                                                ----------        ----------         ----------
     e. Cash Balance End of Month (c + d)                       $5,737,108        $4,293,302         $5,737,108
                                                                ----------        ----------         ----------

                                                                                                     CUMULATIVE
                                                              CURRENT MONTH      PRIOR MONTH       (CASE TO DATE)
                                                              -------------      ------------      --------------

4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS               ($879,426)      ($2,174,264)       ($3,053,690)
                                                               ------------      ------------       ------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                 $3,703,467        $5,157,448
                                                               ------------      ------------
6.   POST-PETITION LIABILITIES                                  $22,081,318       $23,770,304
                                                               ------------      ------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)              $0                $0
                                                               ------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                  YES                 NO
                                                                                 ------------       ------------
8.   Have any payments been made on pre-petition debt, other than payments            X
     in the normal course to secured creditors or lessors? (if yes, attach       ------------       ------------
     listing including date of payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach listing                               X
     including date of payment, amount of payment and name of payee)             ------------       ------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the           X
     court?                                                                      ------------       ------------

11.  Have any payments been made to officers, insiders, shareholders,                 X
     relatives? (if yes, attach listing including date of payment, amount        ------------       ------------
     and reason for payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general             X
     liability?                                                                  ------------       ------------

13.  Are a plan and disclosure statement on file?                                                        X
                                                                                 ------------       ------------
14.  Was there any post-petition borrowing during this reporting period?                                 X
                                                                                 ------------       ------------
15.  Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees
                                       ---                              ---
     Check if filing is current for: Post-petition tax reporting and tax returns: X
                                                                                 ---

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
     Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      ----------------                                         -------------------------------------------------
                                                               Responsible Individual

                                 BALANCE SHEET
                            (General Business Case)
                           For the Month Ended 3/31/02
                                               -------

                                                                               FROM SCHEDULES       MARKET VALUE
                                                                               --------------       ------------
ASSETS

   CURRENT ASSETS

 1    Cash and cash equivalents - unrestricted                                                       $3,387,108
                                                                                                    -----------
 2    Cash and cash equivalents - restricted                                                         $2,350,000
                                                                                                    -----------
 3    Accounts receivable (net)                                                       A              $3,703,467
                                                                                                    -----------
 4    Inventory                                                                       B                $718,361
                                                                                                    -----------
 5    Prepaid expenses                                                                               $1,663,820
                                                                                                    -----------
 6    Professional retainers                                                                                 $0
                                                                                                    -----------
 7    Other:   Deposits                                                                              $1,390,940
               ------------------------------------------------                                     -----------
 8             Deferred Cost of Goods Sold                                                          $16,679,024
      ---------------------------------------------------------                                     -----------

                                                                                                    -----------
 9  TOTAL CURRENT ASSETS                                                                            $29,892,720
                                                                                                    -----------

    PROPERTY AND EQUIPMENT (MARKET VALUE)

10    Real property                                                                   C                      $0
                                                                                                    -----------
11    Machinery and equipment                                                         D              $4,050,125
                                                                                                    -----------
12    Furniture and fixtures                                                          D                 $70,804
                                                                                                    -----------
13    Office equipment                                                                D                 $76,450
                                                                                                    -----------
14    Leasehold improvements                                                          D                 $67,000
                                                                                                    -----------
15    Vehicles                                                                        D                 $14,100
                                                                                                    -----------
16    Other - Computer Software                                                       D                      $0
                                                                                                    -----------
17                                                                                    D
      ---------------------------------------------------------                                     -----------
18                                                                                    D
      ---------------------------------------------------------                                     -----------
19                                                                                    D
      ---------------------------------------------------------                                     -----------
20                                                                                    D
      ---------------------------------------------------------                                     -----------

21  TOTAL PROPERTY AND EQUIPMENT                                                                     $4,278,479
                                                                                                    -----------

    OTHER ASSETS

22    Loans to shareholders                                                                                  $0
                                                                                                    -----------
23    Loans to affiliates                                                                                    $0
                                                                                                    -----------
24    Non-current deposits                                                                             $783,283
      ---------------------------------------------------------                                     -----------
25
      ---------------------------------------------------------                                     -----------
26
      ---------------------------------------------------------                                     -----------
27
      ---------------------------------------------------------                                     -----------

                                                                                                    -----------
28  TOTAL OTHER ASSETS                                                                                 $783,283
                                                                                                    -----------

                                                                                                    -----------
29  TOTAL ASSETS                                                                                    $34,954,482
                                                                                                    ===========

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

POST-PETITION

    CURRENT LIABILITIES

30   Salaries and wages                                                                                      $0
                                                                                                 --------------
31   Payroll taxes                                                                                           $0
                                                                                                 --------------
32   Real and personal property taxes                                                                        $0
                                                                                                 --------------
33   Income taxes                                                                                            $0
                                                                                                 --------------
34   Sales taxes                                                                                         $7,151
                                                                                                 --------------
35   Notes payable (short term)                                                                              $0
                                                                                                 --------------
36   Accounts payable (trade)                                                         A              $3,171,405
                                                                                                 --------------
37   Real property lease arrearage                                                                      $50,414
                                                                                                 --------------
38   Personal property lease arrearage                                                                       $0
                                                                                                 --------------
39   Accrued professional fees                                                                               $0
                                                                                                 --------------
40   Current portion of long-term post-petition debt (due within 12 months)                                  $0
                                                                                                 --------------
41   Other:  Accrued employee expenses                                                                 $349,584
             --------------------------------------------------                                  --------------
42   Accrued interest expense                                                                          $471,075
     ----------------------------------------------------------                                  --------------
43   Deferred revenue                                                                               $18,031,689
     ----------------------------------------------------------                                  --------------


                                                                                                 --------------
44  TOTAL CURRENT LIABILITIES                                                                       $22,081,318
                                                                                                 --------------

                                                                                                 --------------
45   Long-Term Post-Petition Debt, Net of Current Portion                                                    $0
                                                                                                 --------------

                                                                                                 --------------
46  TOTAL POST-PETITION LIABILITIES                                                                 $22,081,318
                                                                                                 --------------

    PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47    Secured claims                                                                  F                      $0
                                                                                                 --------------
48    Priority unsecured claims                                                       F                      $0
                                                                                                 --------------
49    General unsecured claims                                                        F             $40,868,359
                                                                                                 --------------

                                                                                                 --------------
50  TOTAL PRE-PETITION LIABILITIES                                                                  $40,868,359
                                                                                                 --------------

                                                                                                 --------------
51  TOTAL LIABILITIES                                                                               $62,949,677
                                                                                                 --------------

   EQUITY (DEFICIT)

52    Retained Earnings/(Deficit) at time of filing                                               ($319,081,002)
                                                                                                 --------------
53    Capital Stock                                                                                $303,488,282
                                                                                                 --------------
54    Additional paid-in capital                                                                             $0
                                                                                                 --------------
55    Cumulative profit/(loss) since filing of case                                                 ($3,053,690)
                                                                                                 --------------
56    Post-petition contributions/(distributions) or (draws)                                                 $0
                                                                                                 --------------
57
      ---------------------------------------------------------                                  --------------
58    Market value adjustment                                                                       ($9,348,786)
                                                                                                 --------------

                                                                                                 --------------
59  TOTAL EQUITY (DEFICIT)                                                                         ($27,995,196)
                                                                                                 --------------

                                                                                                 --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $34,954,481
                                                                                                 ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE           PAST DUE
                                              [PRE AND POST PETITION]    [POST PETITION]      POST PETITION DEBT
                                              -----------------------   ----------------      ------------------
RECEIVABLES AND PAYABLES AGINGS

     0 -30 Days                                          $920,441             $3,171,405
                                                  ---------------        ---------------
     31-60 Days                                          $504,039
                                                  ---------------        ---------------
     61-90 Days                                          $324,520                                            $0
                                                  ---------------        ---------------        ---------------
     91+ Days                                          $2,317,413
                                                  ---------------        ---------------
     Total accounts receivable/payable                 $4,066,413             $3,171,405
                                                  ---------------        ===============
     Allowance for doubtful accounts                     $362,946
                                                  ---------------
     Accounts receivable (net)                         $3,703,467
                                                  ===============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                         COST OF GOODS SOLD
----------------------------------                         ------------------
                                       INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH       Inventory Beginning of Month                 $989,171
                                      ---------------                                            ---------------
                                                           Add --
     Retail/Restaurants --                                                                       ---------------
       Product for resale                                    Net purchase                             $3,066,949
                                      ---------------                                            ---------------
                                                             Direct labor
     Distribution --                                                                             ---------------
       Products for resale                   $718,361        Manufacturing overhead
                                      ---------------                                            ---------------
                                                             Freight in
     Manufacturer --                                                                             ---------------
       Raw Materials                                         Other:
                                      ---------------                                            ---------------
       Work-in-progress                                    Deferred COGS                              $3,066,959
                                      ---------------      ------------------------------------- ---------------
       Finished goods                                      Misc Charges (i.e. fulfillment costs,
                                      ---------------        credit card fees)                          $224,163
                                                           ------------------------------------- ---------------
                                                           Less --
     Other - Explain                                         Inventory End of Month                     $718,361
                                      ---------------                                            ---------------
     -----------------------------                           Shrinkage
                                                                                                 ---------------
     -----------------------------                           Personal Use
                                                                                                 ---------------
     TOTAL                                   $718,361      COST OF GOODS SOLD                         $6,628,881
                                      ===============                                            ===============



     METHOD OF INVENTORY CONTROL                           Inventory Valuation Methods

     Do you have a functioning perpetual inventory         Indicate by a checkmark method of inventory used.
     system?
     Yes  x      No                                        Valuation methods --
        -----      -----                                       FIFO cost
                                                                                            -----
     How often do you take a complete physical                 LIFO cost
     inventory?                                                                             -----
       Weekly                                                  Lower of cost or market
                      -----                                                                 -----
       Monthly                                                 Retail method
                      -----                                                                 -----
       Quarterly                                               Other                          x
                      -----                                                                 -----
       Semi-annually                                            Explain
                      -----
       Annually         x                                  Perpetual
                      -----                                --------------------------------------------
Date of last physical inventory was  11/30/2001 0:00
                                    -----------------      --------------------------------------------
Date of next physical inventory is
                                    -----------------      --------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                     COST             MARKET VALUE
-----------                                                                --------------       ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     TOTAL                                                                              $0                   $0
                                                                           ===============      ===============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                     COST             MARKET VALUE
-----------                                                                --------------       ---------------
     -----------------------------------------------------------           ---------------      ---------------
MACHINERY & EQUIPMENT --

     Computers, Laptops, Servers, Dataports, Routers                           $11,436,212           $4,050,125
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     TOTAL                                                                     $11,436,212           $4,050,125
                                                                           ===============      ===============

FURNITURE & FIXTURES -

     Cubicles, Workstations, Chairs, Tables                                     $1,237,837              $70,804
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     TOTAL                                                                      $1,237,837             $70,804
                                                                           ===============      ===============

OFFICE EQUIPMENT -

     Phone Systems, Fax Machines                                                  $399,374              $76,450
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     TOTAL                                                                        $399,374              $76,450
                                                                           ===============      ===============

LEASEHOLD IMPROVEMENTS -

     Security Systems, Repairs, Sign, Electrical Services                         $939,792              $67,000
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     TOTAL                                                                        $939,792              $67,000
                                                                           ===============      ===============

VEHICLES --

     Ford Van                                                                      $29,006              $14,100
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     TOTAL                                                                         $29,006              $14,100
                                                                           ===============      ===============

COMPUTER SOFTWARE - OTHER -

     Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                         $4,416,137                   $0
     -----------------------------------------------------------           ---------------      ---------------
     Construction in Progress  - Enterprise License Maint Agreement, SAP        $3,098,668                   $0
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     -----------------------------------------------------------           ---------------      ---------------
     TOTAL                                                                      $7,514,805                   $0
                                                                           ===============      ===============

                                   SCHEDULE E

                          AGING OF POST-PETITION TAXES
                  (AS OF END OF THE CURRENT REPORTING PERIOD)

                                         0-30 DAYS      31-60 DAYS       61-90 DAYS       91+ DAYS           TOTAL
                                       --------------  --------------   -------------   --------------   --------------
TAXES PAYABLE
FEDERAL

       Income Tax Withholding                      $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       FICA - Employee                             $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       FICA - Employer                             $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Unemployment (FUTA)                         $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Income                                      $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Other (Attach List)                         $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
TOTAL FEDERAL TAXES                                $0              $0              $0               $0               $0
                                       --------------  --------------   -------------   --------------   --------------
STATE AND LOCAL

       Income Tax Withholding                      $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Unemployment (UT)                           $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Disability Insurance (DI)                   $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Empl. Training Tax (ETT)                    $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Sales                                   $7,151                                                            $7,151
                                       --------------  --------------   -------------   --------------   --------------
       Excise                                      $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Real property                               $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Personal property                           $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Income                                      $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Other (Attach List)                         $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
TOTAL STATE & LOCAL TAXES                      $7,151              $0              $0               $0           $7,151
                                       --------------  --------------   -------------   --------------   --------------
TOTAL TAXES                                    $7,151              $0              $0               $0           $7,151
                                       ==============  ==============   =============   ==============   ==============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION --                                AMOUNT         AMOUNT(B)
                                                                        -------------   --------------
     Secured claims(a)                                                             $0               $0
                                                                        -------------   --------------
     Priority claims other than taxes                                              $0               $0
                                                                        -------------   --------------
     Priority tax claims                                                           $0               $0
                                                                        -------------   --------------
     General unsecured claims                                             $40,868,359      $40,868,359
                                                                        -------------   --------------

     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                         ACCOUNT 1       ACCOUNT 2         ACCOUNT 3           ACCOUNT 4
                                       -------------   -------------    ---------------    ----------------
Bank                                   Merrill Lynch   Merrill Lynch    ABN Amro - Euro    ABN Amro - Pound
                                       --------------  --------------   ---------------    ----------------
Account Type                           Checking        Checking         Checking           Checking
                                       --------------  --------------   ---------------    ----------------
Account No.                                 881-07A44       881-07A45    004514670220              40042375
                                       --------------  --------------   ---------------    ----------------
Account Purpose                        Depository      Depository       Depository         Depository
                                       --------------  --------------   ---------------    ----------------
Balance, End of Month                      $1,014,654      $1,932,069           $29,350             $23,725
                                       --------------  --------------   ---------------    ----------------
Total Funds on Hand for all Accounts       $5,737,108
                                       ==============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                       ACCOUNT 5           ACCOUNT 6          ACCOUNT 7             ACCOUNT 8
                                       ---------           ---------          ---------             ---------
Bank                                ABN Amro - CAD      ABN Amro - USD    Scotia Bank        Wells Fargo Concentration
                                    --------------      --------------    --------------     -------------------------
Account Type                        Checking            Checking          Checking           Checking
                                    --------------      --------------    --------------     -------------------------
Account No.                         460131877591        451046702241       800021021818                     4761063908
                                    --------------      --------------    --------------     -------------------------
Account Purpose                     Depository          Depository        Depository         Operating
                                    --------------      --------------    --------------     -------------------------
Balance, End of Month                      $18,083              $5,278           $35,945                    $1,010,090
                                    --------------      --------------    --------------     -------------------------



                                     ACCOUNT 9            ACCOUNT 10             ACCOUNT 11              ACCOUNT 12
                                     ---------            ----------             ----------              ----------
Bank                            Wells Fargo Payroll   Wells Fargo AP       Wells Fargo Secured   Merrill Lynch Trust Fund
                                -------------------   ----------------     -------------------   ------------------------
Account Type                    Checking              Checking             Checking              Checking
                                -------------------   ----------------     -------------------   ------------------------
Account No.                     4761063924                  4174685024
                                -------------------   ----------------     -------------------   ------------------------
Account Purpose                 Payroll               Accounts Payable     Depository            Depository
                                -------------------   ----------------     -------------------   ------------------------
Balance, End of Month                      ($63,827)         ($618,657)                $50,000                 $2,300,000
                                -------------------   ----------------     -------------------   ------------------------


                                    ACCOUNT 13
                                    ----------
Bank                            Petty Cash
                                -------------------
Account Type                    Cash
                                -------------------
Account No.
                                -------------------
Account Purpose                 Cash
                                -------------------
Balance, End of Month                          $398
                                -------------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                          For the Month Ended 03/31/02
                                              --------

              CURRENT MONTH
---------------------------------------------                                            CUMULATIVE      NEXT MONTH
ACTUAL           FORECAST        VARIANCE                                                (CASE TO DATE)    FORECAST
------           --------        --------                                                --------------  -----------
                                                REVENUES:
                                          $0    1 Gross Sales                                      $0
-------------    ------------    ------------                                             ------------    -------------
                                          $0    2 less: Sales Returns & Allowances                 $0
-------------    ------------    ------------                                             ------------    -------------
  $7,287,520              $0      $7,287,520    3 Net Sales                               $13,897,464               $0
-------------    ------------    ------------                                             ------------    -------------
  $6,628,881                     ($6,628,881)   4 less: Cost of Goods Sold  (Schedule 'B')$12,759,241
-------------    ------------    ------------                                             ------------    -------------
    $658,639              $0        $658,639    5 Gross Profit                             $1,138,223               $0
-------------    ------------    ------------                                             ------------    -------------
      $9,965                          $9,965    6 Interest                                    $15,370
-------------    ------------    ------------                                             ------------    -------------
                                          $0    7 Other Income:                                    $0
-------------    ------------    ------------                   ----------------------    ------------    -------------
                                          $0    8                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                          $0    9                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                                                                                   $0

-------------    ------------                                                             ------------    -------------
    $668,604              $0        $668,604   10     TOTAL REVENUES                       $1,153,593               $0
-------------    ------------    ------------                                             ------------    -------------

                                               EXPENSES:

    $100,484                       ($100,484)  11 Compensation to Owner(s)/Officer(s)        $254,846
-------------    ------------    ------------                                             ------------    -------------
    $509,451                       ($509,451)  12 Salaries                                 $1,150,256
-------------    ------------    ------------                                             ------------    -------------
          $0                              $0   13 Commissions                                      $0
-------------    ------------    ------------                                             ------------    -------------
      $5,335                         ($5,335)  14 Contract Labor                              $17,179
-------------    ------------    ------------                                             ------------    -------------
          $0                              $0   15 Rent/Lease:                                      $0
-------------    ------------    ------------                                             ------------    -------------
    $110,192                       ($110,192)  16     Real Property                          $240,561
-------------    ------------    ------------                                             ------------    -------------
     $67,025                        ($67,025)  17 Insurance                                  $147,690
-------------    ------------    ------------                                             ------------    -------------
          $0                              $0   18 Management Fees                                  $0
-------------    ------------    ------------                                             ------------    -------------
          $0                              $0   19 Depreciation                               $542,192
-------------    ------------    ------------                                             ------------    -------------
     $43,391                        ($43,391)  20 Taxes:                                     $112,031
-------------    ------------    ------------                                             ------------    -------------
      $4,544                         ($4,544)  21     Real Property Taxes                      $9,088
-------------    ------------    ------------                                             ------------    -------------
        $566                           ($566)  22     Other Taxes                                $566
-------------    ------------    ------------                                             ------------    -------------
    $216,524                       ($216,524)  23 Other Selling                              $388,712
-------------    ------------    ------------                                             ------------    -------------
    $275,423                       ($275,423)  24 Other Administrative                       $569,689
-------------    ------------    ------------                                             ------------    -------------
    $215,095                       ($215,095)  25 Interest                                   $807,623
-------------    ------------    ------------                                             ------------    -------------
          $0                              $0   26 Other Expenses:                            ($33,150)
-------------    ------------    ------------                   ----------------------    ------------    -------------
          $0                              $0   27                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                          $0   28                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                          $0   29                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                          $0   30                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                          $0   31                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                          $0   32                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                          $0   33                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------
                                          $0   34                                                  $0
-------------    ------------    ------------     ------------------------------------    ------------    -------------

-------------    ------------    ------------                                             ------------    -------------
  $1,548,030              $0     ($1,548,030)  35     TOTAL EXPENSES                        $4,207,283               $0
-------------    ------------    ------------                                             ------------    -------------

-------------    ------------    ------------                                             ------------    -------------
   ($879,426)             $0       ($879,426)  36 SUBTOTAL                                 ($3,053,690)              $0
-------------    ------------    ------------                                             ------------    -------------

-------------    ------------    ------------                                             ------------    -------------
                                          $0   37 REORGANIZATION ITEMS:
-------------    ------------    ------------                                             ------------  -------------
                                          $0   38 Provisions for Rejected Executory
                                                  Contracts
-------------    ------------    ------------                                             ------------    -------------
                                          $0   39 Interest Earned on Accumulated Cash
-------------    ------------    ------------     from Resulting Chp 11 Case              ------------    -------------

                                          $0   40 Gain or (Loss) from Sale of Equipment

-------------    ------------    ------------                                             ------------    -------------
                                          $0   41 U.S. Trustee Quarterly Fees

-------------    ------------    ------------                                             ------------    -------------
                                          $0   42
-------------    ------------    ------------     ------------------------------------    ------------    -------------

-------------    ------------    ------------                                             ------------    -------------
          $0              $0              $0   43      TOTAL REORGANIZATION ITEMS                  $0               $0
-------------    ------------    ------------                                             ------------    -------------

-------------    ------------    ------------                                             ------------    -------------
   ($879,426)             $0       ($879,426)  44 NET PROFIT (LOSS) BEFORE FEDERAL &       ($3,053,690)              $0
-------------    ------------    ------------     STATE TAXES                             ------------    -------------
                                           $0  45 Federal & State Income Taxes
-------------    ------------    ------------                                             ------------    -------------

-------------    ------------                                                             ------------    -------------
   ($879,426)             $0       ($879,426)  46 NET PROFIT (LOSS)                        ($3,053,690)              $0
=============    ============    ============                                             ============    =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              --------

                                                                               ACTUAL              CUMULATIVE
                                                                            CURRENT MONTH        (CASE TO DATE)
                                                                          ----------------       ---------------
   CASH RECEIPTS

 1    Rent/Leases Collected                                                       $194,403              $388,806
                                                                          ----------------       ---------------
 2    Cash Received from Sales                                                  $3,830,709            $5,716,195
                                                                          ----------------       ---------------
 3    Interest Received                                                             $9,585               $14,990
                                                                          ----------------       ---------------
 4    Borrowings                                                                        $0                    $0
                                                                          ----------------       ---------------
 5    Funds from Shareholders, Partners, or Other Insiders                              $0                    $0
                                                                          ----------------       ---------------
 6    Capital Contributions                                                             $0                    $0
                                                                          ----------------       ---------------
 7    Non AR Receipts                                                              $42,834               $56,001
      ------------------------------------------------------              ----------------       ---------------
 8                                                                                                            $0
      ------------------------------------------------------              ----------------       ---------------
 9                                                                                                            $0
      ------------------------------------------------------              ----------------       ---------------
10                                                                                                            $0
      ------------------------------------------------------              ----------------       ---------------
11                                                                                                            $0
      ------------------------------------------------------              ----------------       ---------------

                                                                          ----------------       ---------------
12    TOTAL CASH RECEIPTS                                                       $4,077,531            $6,175,992
                                                                          ----------------       ---------------

   CASH DISBURSEMENTS

                                                                          ----------------
13    Payments for Inventory                                                    $1,515,749            $2,518,199
                                                                          ----------------       ---------------
14    Selling                                                                       $6,072               $15,725
                                                                          ----------------       ---------------
15    Administrative                                                              $291,054              $515,124
                                                                          ----------------       ---------------
16    Capital Expenditures                                                              $0                    $0
                                                                          ----------------       ---------------
17    Principal Payments on Debt                                                        $0                    $0
                                                                          ----------------       ---------------
18    Interest Paid                                                                     $0                    $0
                                                                          ----------------       ---------------
      Rent/Lease:                                                                                             $0
                                                                                                 ---------------
19        Personal Property                                                                                   $0
                                                                          ----------------       ---------------
20        Real Property                                                                                 $300,860
                                                                          ----------------       ---------------
      Amount Paid to Owner(s)/Officer(s)                                                                      $0
                                                                                                 ---------------
21        Salaries                                                                 $59,746              $148,220
                                                                          ----------------       ---------------
22        Draws                                                                         $0                    $0
                                                                          ----------------       ---------------
23        Commissions/Royalties                                                         $0                    $0
                                                                          ----------------       ---------------
24        Expense Reimbursements                                                   $30,603               $32,686
                                                                          ----------------       ---------------
25        Other                                                                                               $0
                                                                          ----------------       ---------------
26    Salaries/Commissions (less employee withholding)                            $325,511              $737,431
                                                                          ----------------       ---------------
27    Management Fees                                                                                         $0
                                                                          ----------------       ---------------
      Taxes:                                                                                                  $0
                                                                                                 ---------------
28        Employee Withholding                                                    $190,489              $434,710
                                                                          ----------------       ---------------
29        Employer Payroll Taxes                                                   $43,391              $112,028
                                                                          ----------------       ---------------
30        Real Property Taxes                                                                                 $0
                                                                          ----------------       ---------------
31        Other Taxes                                                               $7,110                $8,464
                                                                          ----------------       ---------------
32    Other Cash Outflows:                                                                                    $0
                                                                          ----------------       ---------------
33        Deposits / (Deposit Refunds)                                             $23,892              $516,284
          --------------------------------------------------              ----------------       ---------------
34        Prepetition payments                                                     $47,550               $59,428
          --------------------------------------------------              ----------------       ---------------
35        401k                                                                     $40,846              $108,873
          --------------------------------------------------              ----------------       ---------------
36        Employee benefits                                                        $51,712              $110,942
          --------------------------------------------------              ----------------       ---------------
37
          --------------------------------------------------              ----------------       ---------------

          --------------------------------------------------              ----------------       ---------------

38    TOTAL CASH DISBURSEMENTS:                                                 $2,633,725            $5,618,974
                                                                          ----------------       ---------------

                                                                          ----------------       ---------------
39 NET INCREASE (DECREASE) IN CASH                                              $1,443,806              $557,018
                                                                          ----------------       ---------------

                                                                          ----------------       ---------------
40 CASH BALANCE, BEGINNING OF PERIOD                                            $4,293,302            $5,180,090
                                                                          ----------------       ---------------

                                                                          ----------------       ---------------
41 CASH BALANCE, END OF PERIOD                                                  $5,737,108            $5,737,108
                                                                          ================       ===============